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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2004

                              RUSSELL CORPORATION
             (Exact name of registrant as specified in its charter)


         ALABAMA                         0-1790                  63-0180720
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)


3330 CUMBERLAND BLVD., SUITE 800, ATLANTA, GEORGIA                      30339
         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (678) 742-8000

Former name or former address, if changed since last report:  NONE


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ITEM 5.           OTHER EVENTS AND REQUIRED FD DISCLOSURE

On January 30, 2004, Russell Corporation announced that its board of directors has approved a proposal to change the state of incorporation of Russell Corporation from Alabama to Delaware. The text of the press release that Russell Corporation issued is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit No.                Description

         99.1                       Press Release dated January 30, 2004


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RUSSELL CORPORATION

January 30, 2004                        By: /s/ Floyd G. Hoffman
                                            -----------------------------------
                                            Floyd G. Hoffman
                                            Senior Vice President and
                                            General Counsel